Exhibit 99.01

ReachLocal Reports Third Quarter 2014 Results

Enters into Definitive Agreement to Acquire Kickserv, A Provider of Cloud-Based Business Management Software for Service Businesses

(WOODLAND HILLS, CA) – November 4, 2014 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the third quarter ended September 30, 2014.

“During the third quarter ReachLocal’s global team made significant progress in our ongoing efforts to revitalize the company. While that work has yet to be reflected in our financial results, we believe we are positioned for a return to growth in the second half of next year,” said Sharon Rowlands, chief executive officer. “We have injected a new sense of urgency in our global operations which is driving improvements in both our sales force and our products. We are also pleased to announce that we have entered into a definitive agreement to acquire Kickserv, a provider of cloud-based business management software for service businesses. In combination with ReachEdge, our industry leading marketing automation software, Kickserv will accelerate our progress towards our goal of offering an end-to-end software solution for our clients.”

Quarterly Results at a Glance*

(Table amounts in 000’s except key metrics and per share amounts)

	Q3 2014	Q3 2013
Revenue	$117,623	$132,813
Net Income (Loss) from Continuing Operations	$(11,284)	$650
Net Income (Loss) from Continuing Operations per Diluted Share	$(0.40)	$0.02
Net Loss	$(11,284)	$(1,122)
Net Loss per Diluted Share	$(0.40)	$(0.04)
Non-GAAP Net Income (Loss)	$(8,981)	$4,411
Non-GAAP Net Income (Loss) per Diluted Share	$(0.31)	$0.15
Adjusted EBITDA	$(3,843)	$9,423
Cash Flow from Continuing Operations	$(5,767)	$27,898
Cash Flow from Operating Activities	$(7,169)	$24,399

*The amounts reflect that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013. The definitions for Adjusted EBITDA and Non-GAAP Net Income, as set forth in full below, exclude discontinued operations.

	Q3 2014	Q3 2013	% Change
Revenue by Channel:
Direct Local Revenue	$91,914	$105,873	(13)%
National Brands, Agencies and Resellers (NBAR) Revenue	$25,709	$26,940	(5)%

Revenue by Geography:
North America	$71,280	$88,167	(19)%
International Revenue	$46,343	$44,646	4%

Key Metrics (at Period End)
Active Clients	21,900	24,600	(11)%
Active Product Units	33,200	36,400	(9)%

Business Outlook

ReachLocal’s outlook reflects management’s best current view of the business, and takes in to account the typical seasonal weakness associated with the fourth quarter. The outlook calls for:

●	Revenue in the range of $108 to $113 million.

●	Adjusted EBITDA loss in the range of $7 to $10 million.

Conference Call and Webcast Information

The ReachLocal third quarter 2014 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, November 4, 2014. To participate on the live call, analysts and investors should dial 1-888-438-5453 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration), restructuring charges, and other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to rectify the challenges associated with its recent North American sales realignment; (ii) the Company’s abilily to obtain the cost savings contemplated by its recent restructuring; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offering; (vi) the Company’s ability to successfully enter new markets and manage its international expansion; (vii) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (viii) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (ix) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients' lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America. For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President Corporate Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30,	December 31,
	2014	2013
Assets
Current Assets:
Cash and cash equivalents	$51,717	$77,514
Short-term investments	259	260
Accounts receivable, net	8,353	9,699
Prepaid expenses and other current assets	6,625	8,746
Deferred tax assets	1,893	1,250
Assets of discontinued operations	224	3,415
Total current assets	69,071	100,884

Property and equipment, net	17,315	12,903
Capitalized software development costs, net	20,972	17,300
Restricted deposits	3,830	3,654
Deferred tax assets	2,560	1,883
Intangible assets, net	1,554	1,270
Other assets	13,409	6,032
Goodwill	44,198	42,083
Total assets	$172,909	$186,009

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$34,399	$36,970
Accrued compensation and benefits	16,896	17,280
Deferred revenue	31,058	33,013
Accrued restructuring	2,767	-
Other current liabilities	14,068	15,089
Liabilities of discontinued operations	868	1,324
Total current liabilities	100,056	103,676
Deferred rent and other liabilities	5,780	3,965
Total liabilities	105,836	107,641

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(71)	(73)
Additional paid-in capital	128,232	111,934
Accumulated deficit	(57,111)	(29,559)
Accumulated other comprehensive loss	(3,977)	(3,934)
Total stockholders’ equity	67,073	78,368
Total liabilities and stockholders’ equity	$172,909	$186,009

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue	$117,623	$132,813	$365,912	$381,177
Cost of revenue	64,154	66,083	191,013	190,788
Operating expenses:
Selling and marketing	45,479	47,291	140,386	136,021
Product and technology	6,746	5,582	20,521	16,728
General and administrative	12,183	11,282	40,877	30,405
Restructuring charges	518	-	4,567	-
Total operating expenses	64,926	64,155	206,351	183,154

Operating income (loss)	(11,457)	2,575	(31,452)	7,235
Other income, net	208	181	591	522
Income (loss) from continuing operations before income taxes	(11,249)	2,756	(30,861)	7,757
Income tax provision (benefit)	35	2,106	(2,938)	5,434
Income (loss) from continuing operations	(11,284)	650	(27,923)	2,323
Gain (loss) from discontinued operations (including gain on disposal of $1,201 for the nine months ended September 30, 2014)	-	(2,448)	593	(6,408)
Income tax provision (benefit)	-	(676)	222	(2,187)
Net loss	$(11,284)	$(1,122)	$(27,552)	$(1,898)

Net income (loss) per share:
Basic:
Income (loss) from continuing operations	$(0.40)	$0.02	$(0.98)	$0.08
Income (loss) from discontinued operations, net of income taxes	-	(0.06)	0.01	(0.15)
Net loss per share	$(0.40)	$(0.04)	$(0.97)	$(0.07)

Diluted:
Income (loss) from continuing operations	$(0.40)	$0.02	$(0.98)	$0.08
Income (loss) from discontinued operations, net of income taxes	-	(0.06)	0.01	(0.15)
Net loss per share	$(0.40)	$(0.04)	$(0.97)	$(0.07)

Weighted average common shares used in the computation of income (loss) per share:
Basic	28,515	27,507	28,360	27,843
Diluted	28,515	28,652	28,360	29,303

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$205	$171	$735	$442
Selling and marketing	616	720	2,352	2,214
Product and technology	-	165	608	427
General and administrative	1,850	2,084	7,023	5,118
	$2,671	$3,140	$10,718	$8,201

Depreciation and amortization:
Cost of revenue	$161	$181	$507	$579
Selling and marketing	746	651	2,055	2,300
Product and technology	2,938	2,553	8,546	7,742
General and administrative	510	323	1,487	753
	$4,355	$3,708	$12,595	$11,374

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Income (loss) from continuing operations	$(27,923)	$2,323
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	12,595	11,374
Stock-based compensation	10,718	8,201
Restructuring charges	4,567	-
Excess tax shortfalls (benefits) from stock-based awards	1,185	(1,127)
Provision for doubtful accounts	1,568	513
Non-cash interest income, net	(243)	-
Deferred taxes, net	(1,325)	-
Foreign currency unrealized loss, net	110	-
Changes in operating assets and liabilities:
Accounts receivable	(728)	(4,908)
Prepaid expenses and other current assets	2,049	(5,163)
Other assets	(1,175)	(2,732)
Accounts payable	(3,075)	12,798
Accrued compensation and benefits	(119)	2,243
Deferred revenue	(1,938)	2,811
Accrued restructuring	(1,620)	-
Deferred rent and other liabilities	(413)	1,565
Net cash provided by (used in) operating activities, continuing operations	(5,767)	27,898
Net cash used in operating activities, discontinued operations	(1,402)	(3,499)
Net cash provided by (used in) operating activities	(7,169)	24,399

Cash flows from investing activities:
Additions to property, equipment and software	(18,987)	(13,900)
Acquisitions, net of acquired cash	(1,789)	(363)
Investment in partnership	(2,000)	(2,500)
Purchases of certificates of deposit and short-term investments	(85)	(2,891)
Maturities of certificates of deposits and short-term investments	-	2,566
Net cash used in investing activities, continuing operations	(22,861)	(17,088)
Net cash used in investing activities, discontinued operations	-	(2,275)
Net cash used in investing activities	(22,861)	(19,363)

Cash flows from financing activities:
Proceeds from exercise of stock options	6,438	5,333
Excess tax benefits (shortfalls) from stock-based awards	(1,185)	1,127
Common stock repurchases	(66)	(18,904)
Principal payments on capital lease obligations	(65)	-
Net cash provided by (used in) financing activities	5,122	(12,444)

Effect of exchange rate changes on cash and cash equivalents	(889)	(2,282)

Net change in cash and cash equivalents	(25,797)	(9,690)
Cash and cash equivalents—beginning of period	77,514	92,320
Cash and cash equivalents—end of period	$51,717	$82,630

REACHLOCAL, INC.
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Operating income (loss)	$(11,457)	$2,575	$(31,452)	$7,235
Add:
Depreciation and amortization	4,355	3,708	12,595	11,374
Stock-based compensation	2,671	3,140	10,718	8,201
Acquisition and integration costs	70	-	86	-
Restructuring charges	518	-	4,567	-
Adjusted EBITDA (1)	$(3,843)	$9,423	$(3,486)	$26,810

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended September 30, 2014 and 2013

(in thousands, except per share amounts)

	Three Months Ended September 30, 2014					Three Months Ended September 30, 2013
		Adjustments:					Adjustments:

	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP
	Results	Related	Related	Related	Operating	Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$117,623	-	-	-	$117,623	$132,813	-	-	-	$132,813
Cost of revenue	64,154	(205)	-	-	63,949	66,083	(171)	-	-	65,912
Operating expenses:
Sales and marketing	45,479	(616)	-	-	44,863	47,291	(720)	-	-	46,571
Product and technology	6,746	(92)	(212)	-	6,442	5,582	(375)	(259)	-	4,948
General and administrative	12,183	(1,850)	(192)	-	10,141	11,282	(2,084)	-	-	9,198
Restructuring charges	518	-	-	(518)	-	-	-	-	-	-
Total operating expenses	64,926	(2,558)	(404)	(518)	61,446	64,155	(3,179)	(259)	-	60,717
Operating income (loss)	(11,457)	2,763	404	518	(7,772)	2,575	3,350	259	-	6,184
Other income, net	208	-	-	-	208	181	-	-	-	181
Income (loss) from continuing operations before income taxes	(11,249)	2,763	404	518	(7,564)	2,756	3,350	259	-	6,365
Income tax provision (benefit) (6)	35	1,036	151	195	1,417	2,106	-	(152)	-	1,954
Income (loss) from continuing operations	$(11,284)	1,727	253	323	$(8,981)	$650	3,350	411	-	$4,411

Net income (loss) per share
Basic income (loss) per share	$(0.40)				$(0.31)	$0.02				$0.16
Diluted income (loss) per share	$(0.40)				$(0.31)	$0.02				$0.15

Weighted average shares outstanding
Basic	28,515				28,515	27,507				27,507
Diluted	28,515				28,515	28,652				28,652

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Nine Months Ended September 30, 2014 and 2013

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2014					Nine Months Ended September 30, 2013
		Adjustments:					Adjustments:

	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP
	Results	Related	Related	Related	Operating	Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$365,912	-	-	-	$365,912	$381,177	-	-	-	$381,177
Cost of revenue	191,013	(735)	-	-	190,278	190,788	(442)	(21)	-	190,325
Operating expenses:
Sales and marketing	140,386	(2,352)	-	-	138,034	136,021	(2,214)	-	-	133,807
Product and technology	20,521	(923)	(656)	-	18,942	16,728	(1,259)	(908)	-	14,561
General and administrative	40,877	(7,023)	(329)	-	33,525	30,405	(5,118)	-	-	25,287
Restructuring charges	4,567	-	-	(4,567)	-	-	-	-	-	-
Total operating expenses	206,351	(10,298)	(985)	(4,567)	190,501	183,154	(8,591)	(908)	-	173,655
Operating income (loss)	(31,452)	11,033	985	4,567	(14,867)	7,235	9,033	929	-	17,197
Other income, net	591	-	-	-	591	522	-	-	-	522
Income (loss) from continuing operations before income taxes	(30,861)	11,033	985	4,567	(14,276)	7,757	9,033	929	-	17,719
Income tax provision (benefit) (6)	(2,938)	4,137	369	1,713	3,281	5,434	-	(141)	-	5,293
Income (loss) from continuing operations	$(27,923)	6,896	616	2,854	$(17,557)	$2,323	9,033	1,070	-	$12,426

Net income (loss) per share
Basic income (loss) per share	$(0.98)				$(0.62)	$0.08				$0.45
Diluted income (loss) per share	$(0.98)				$(0.62)	$0.08				$0.42

Weighted average shares outstanding
Basic	28,360				28,360	27,843				27,843
Diluted	28,360				28,360	29,303				29,303

REACHLOCAL, INC.
Reconciliation of GAAP to Constant Currency Revenue
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
North American GAAP Revenue	$71,280	$88,167	$225,336	$257,095
Constant Currency Adjustment	166	-	735	-
North American Revenue at Constant Currency (5)	$71,446	$88,167	$226,071	$257,095

As Reported Growth Rates	(19.2%)	4.9%	(12.4%)	5.7%
Constant Currency Growth Rates	(19.0%)	5.1%	(12.1%)	5.8%

International GAAP Revenue	46,343	$44,646	$140,576	$124,082
Constant Currency Adjustment	(766)	-	1,836	-
International Revenue at Constant Currency (5)	$45,577	$44,646	$142,412	$124,082

As Reported Growth Rates	3.8%	28.7%	13.3%	35.3%
Constant Currency Growth Rates	2.1%	38.3%	14.8%	40.4%

Consolidated GAAP Revenue	$117,623	$132,813	$365,912	$381,177
Constant Currency Adjustment	(600)	-	2,571	-
Consolidated Revenue at Constant Currency (5)	$117,023	$132,813	$368,483	$381,177

As Reported Growth Rates	(11.4%)	11.9%	(4.0%)	13.8%
Constant Currency Growth Rates	(11.9%)	14.3%	(3.3%)	15.0%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

(6) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.